UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

Waste Connections, Inc.

(Exact name of registrant as specified in its charter)

Ontario, Canada	1-34370	98-1202763
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Applewood Crescent, 2nd Floor

Vaughan

Ontario L4K 0E3

Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 532-7510

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K/A (this “Amendment”) supplements information disclosed in the Current Report on Form 8-K filed on May 14, 2018 (the “Original Form 8-K”) by Waste Connections, Inc. (the “Company”), which announced the appointments of Worthing Jackman as President of the Company and Mary Anne Whitney as Chief Financial Officer of the Company, effective as of July 1, 2018. At the time of filing of the Original Form 8-K, the Company had not yet finalized the compensation arrangements pertaining to either Mr. Jackman’s or Ms. Whitney’s new roles.

On July 24, 2018, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) and the Board of Directors of the Company’s subsidiary, Waste Connections US, Inc., approved an amended and restated Separation Benefits Plan of Waste Connections US, Inc. (the “Plan”), under which certain executives of the Company may become eligible to receive certain severance and change in control benefits. An executive is eligible for the benefits provided under the Plan only if (i) the Compensation Committee designates the executive as a participant in the Plan, and (ii) Waste Connections US, Inc. and the executive enter into a letter agreement confirming the executive’s eligibility for, and participation in, the Plan. The benefits under the Plan are only available to the eligible executives in the event the executive’s employment with Waste Connections US, Inc. is involuntarily terminated, except in certain limited circumstances.

Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Amendment is being filed to file as Exhibits to the Original Form 8-K (i) the Plan, (ii) the Letter Agreement under the Plan entered into by and between Waste Connections US, Inc. and Worthing F. Jackman, President of the Company, and (iii) the Letter Agreement under the Plan entered into by and between Waste Connections US, Inc. and Mary Anne Whitney, Chief Financial Officer of the Company (such agreements, the “Letter Agreements”). No other changes have been made to the Original Form 8-K.

The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K/A. The foregoing description of the Letter Agreements is qualified in its entirety by reference to the full text of each of the Letter Agreements filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

d)	Exhibits

10.1	Separation Benefits Plan of Waste Connections US, Inc., effective July 24, 2018.

10.2	Separation Benefits Plan Participation Letter Agreement by and between Waste Connections US, Inc. and Worthing F. Jackman, effective August 30, 2018.

10.3	Separation Benefits Plan Participation Letter Agreement by and between Waste Connections US, Inc. and Mary Anne Whitney, effective August 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

Date: August 31, 2018	BY:	/s/ Patrick J. Shea
Patrick J. Shea
Senior Vice President, General Counsel and Secretary